TransAtlantic Petroleum Announces Resignation of Chief Operating Officer

Hamilton, Bermuda (February 4, 2013) – TransAtlantic Petroleum Ltd. (TSX: TNP)(NYSE-AMEX: TAT) (the “Company” or “TransAtlantic”) announced today that Mustafa Yavuz, TransAtlantic’s Chief Operating Officer, has resigned from the Company effective January 31, 2013. In light of the recent appointments of Ian Delahunty to the position of President, Mitch Whatley as Vice President, Drilling and Justin Davis as Vice President, Engineering, and the Company’s ongoing evolution to a U.S.-based hub-and-spoke management structure, TransAtlantic does not intend to seek a replacement for the Chief Operating Officer position. Selami Uras will continue as the Company’s Turkey Country Manager, overseeing staff, government relations and in-country business development, as he has since TransAtlantic’s entry into Turkey in 2006.

N. Malone Mitchell 3rd, TransAtlantic’s Chairman and Chief Executive Officer, said “Mustafa Yavuz accomplished much to integrate the previous companies we acquired and set a professional order to our operations in Turkey. He contributed greatly to the growth of Thrace Basin Natural Gas into an efficient and well regarded natural gas producer. Our decision to implement an aggressive push to utilize North American technology and management to exploit our recent discoveries resulted in a change of organizational structure whereby we are relocating many of the senior geoscientists to Dallas and engineering and production disciplines will also answer to Dallas-based departmental management. Mustafa felt that his time would be best served in Tekirdag near his family and his personal businesses. I will continue to seek Mustafa’s advice and value his friendship."

About TransAtlantic

TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration and production of oil and natural gas. The Company holds interests in developed and undeveloped oil and natural gas properties in Turkey, Bulgaria and Romania.

(NO STOCK EXCHANGE, SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Forward-Looking Statements

This news release contains statements regarding the resignation of the Company’s Chief Operating Officer, the Company’s intention to not replace its Chief Operating Officer, the realignment of staff, and other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect. In addition to other assumptions identified in this news release, assumptions have been made regarding, among other things, the ability of the Company to continue to develop and exploit attractive foreign initiatives.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include but are not limited to market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Contact:

Chad Potter, VP, Financial and Investor Relations

Phone: (214) 220-4323

Internet: http://www.transatlanticpetroleum.com

Address: 16803 Dallas Parkway, Suite 200, Addison, Texas 75001